Exhibit 99(g)(2)

April 9, 2007

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

          Re: Custodian Services Agreement

Ladies and Gentlemen:

          Reference is made to the Custodian Services Agreement, dated as of January 1, 2007 (as amended to date, the “Agreement”), by and among State Street Bank and Trust Company, a Massachusetts trust company, and each management investment company identified as an “Existing Fund” on Schedule I hereto (each, a “Fund” and, collectively, the “Funds”) on behalf of each of its series, if any, identified as “Existing Portfolio” on Schedule I hereto (each, a “Portfolio” and, collectively, the “Portfolios”) and certain other affiliated management investment companies.

          In connection with a restructuring of the complex of which the Funds are a part, as of the close of business on April 13, 2007 or April 27, 2007, as indicated on Schedule I hereto (each, a “Closing Date”), many of the Funds and Portfolios will be reorganized as set forth on Schedule I hereto. Additionally, as indicated on Schedule I, several Funds and Portfolios have recently ceased or shall cease operations following fund combinations (or otherwise) on the date indicated on Schedule I hereto (each, a “Termination Date”).

          On each applicable Closing Date, (i) each management company identified as a “Successor Fund” shall become a “Fund” party to the Agreement on behalf of each of its series identified on Schedule I as a “Successor Portfolio” and shall assume all of the rights and obligations under the Agreement of the corresponding Existing Fund with respect to each applicable Existing Portfolio (or, if such Existing Fund has no Existing Portfolios, with respect to the Existing Fund itself), (ii) each such Successor Portfolio shall be deemed a “Portfolio” within the meaning of the Agreement, and (iii) the corresponding Existing Portfolio shall cease be deemed to be a “Portfolio” under the Agreement. As of each applicable Termination Date, each Existing Portfolio indicated on Schedule I hereto as terminating operations shall cease to be deemed a “Portfolio” under the Agreement.

          As of the date on which an Existing Fund has no further rights or obligations under the Agreement, by virtue of (i) all of the rights and obligations of its Existing Portfolios (or, if such Existing Fund has no Existing Portfolios, the Existing Fund itself) having been assumed by one or more Successor Funds and/or (ii) its Existing Portfolios (or, if such Existing Fund has no Existing Portfolios, the Existing Fund itself) having ceased operations in connection with a fund combination, such Existing Fund shall cease to be a party to the Agreement and shall have no rights or obligations thereunder.

          Additionally, attached as Exhibit A hereto is a replacement of “Exhibit A” to the Agreement, effective as of the close of business on April 27, 2007.

          Except to the extent expressly set forth herein, this letter shall not be deemed to otherwise amend or modify any term of the Agreement.

          Please sign below to evidence your consent and agreement to the above.

EACH MANAGEMENT INVESTMENT
COMPANY IDENTIFIED ON SCHEDULE I
HERETO AS A “EXISTING FUND”
OR A “SUCCESSOR FUND”

By:
Name:
Title:

Consented and Agreed to:

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Joseph L. Hooley
Title:	Executive Vice President

Schedule I

FUNDS AND PORTFOLIOS
INVOLVED IN RESTRUCTURINGS
OR FUND COMBINATIONS

Restructuring,
		Fund			Closing Date or
		Combination			Termination
		or Other			Date
Cessation of
Existing Fund	Existing Portfolio	Operations	Successor Fund	Successor Portfolio	(as applicable)

Legg Mason Partners Adjustable n/a		Restructuring	Legg Mason Partners Income	Legg Mason Partners	4/13/07
Rate Income Fund (f/k/a SB			Trust	Adjustable Rate Income Fund
Adjustable Rate Income Fund)
Legg Mason Partners Aggressive n/a		Restructuring	Legg Mason Partners Equity	Legg Mason Partners	4/13/07
Growth Fund, Inc. (f/k/a Smith			Trust	Aggressive Growth Fund
Barney Aggressive Growth Fund
Inc.)
Legg Mason Partners Lifestyle	Legg Mason Partners Lifestyle	Restructuring	Legg Mason Partners Equity	Legg Mason Partners Lifestyle	4/13/07
Series, Inc. (f/k/a Smith Barney	Allocation 50% (f/k/a Balanced		Trust	Allocation 50%
Allocation Series Inc.)	Portfolio)
	Legg Mason Partners Lifestyle	Restructuring	Legg Mason Partners Equity	Legg Mason Partners Lifestyle	4/13/07
	Allocation 30% (f/k/a		Trust	Allocation 30%
Conservative Portfolio)
	Legg Mason Partners Lifestyle	Restructuring	Legg Mason Partners Equity	Legg Mason Partners Lifestyle	4/13/07
	Allocation 70% (f/k/a Growth		Trust	Allocation 70%
Portfolio)
	Legg Mason Partners Lifestyle	Restructuring	Legg Mason Partners Equity	Legg Mason Partners Lifestyle	4/13/07
	Allocation 85% (f/k/a High		Trust	Allocation 85%
Growth Portfolio)
	Legg Mason Partners Lifestyle	Restructuring	Legg Mason Partners Equity	Legg Mason Partners Lifestyle	4/13/07
	Allocation 100%		Trust	Allocation 100%

Restructuring,
		Fund			Closing Date or
		Combination			Termination
		or Other			Date
Cessation of
Existing Fund	Existing Portfolio	Operations	Successor Fund	Successor Portfolio	(as applicable)
	Legg Mason Partners Lifestyle	Restructuring	Legg Mason Partners Equity	Legg Mason Partners Lifestyle	4/13/07
	Income Fund (f/k/a Income		Trust	Income Fund
Portfolio)
	Legg Mason Partners Variable	Restructuring	Legg Mason Partners Variable	Legg Mason Partners Variable	4/27/07
	Lifestyle Allocation 50% (f/k/a		Equity Trust	Lifestyle Allocation 50%
Select Balanced Portfolio)
	Legg Mason Partners Variable	Restructuring	Legg Mason Partners Variable	Legg Mason Partners Variable	4/27/07
	Lifestyle Allocation 70% (f/k/a		Equity Trust	Lifestyle Allocation 70%
Select Growth Portfolio)
	Legg Mason Partners Variable	Restructuring	Legg Mason Partners Variable	Legg Mason Partners Variable	4/27/07
	Lifestyle Allocation 85% (f/k/a		Equity Trust	Lifestyle Allocation 85%
Select High Growth Portfolio)
Legg Mason Partners	n/a	Restructuring	Legg Mason Partners Equity	Legg Mason Partners	4/13/07
Appreciation Fund, Inc. (f/k/a			Trust	Appreciation Fund
Smith Barney Appreciation Fund
Inc.)

Legg Mason Partners Arizona	n/a	Combination	n/a	n/a	2/2/07
Municipals Fund, Inc. (f/k/a
Smith Barney Arizona		(acquired by Legg
Municipals Fund Inc.)		Mason Partners
Managed
Municipals Fund)
Legg Mason Partners California	n/a	Restructuring	Legg Mason Partners Income	Legg Mason Partners	4/13/07
Municipals Fund, Inc. (f/k/a			Trust	California Municipals Fund
Smith Barney California
Municipals Fund Inc.)
Legg Mason Partners Equity	Legg Mason Partners Social	Restructuring	Legg Mason Partners Equity	Legg Mason Partners Social	4/13/07
Funds (f/k/a Smith Barney Equity	Awareness Fund (f/k/a Smith		Trust	Awareness Fund
Funds)	Barney Social Awareness Fund)

Restructuring,
		Fund			Closing Date or
		Combination			Termination
		or Other			Date
Cessation of
Existing Fund	Existing Portfolio	Operations	Successor Fund	Successor Portfolio	(as applicable)
Legg Mason Partners	n/a	Restructuring	Legg Mason Partners Equity	Legg Mason Partners	4/13/07
Fundamental Value Fund, Inc.			Trust	Fundamental Value Fund
(f/k/a Smith Barney Fundamental
Value Fund Inc.)
Legg Mason Partners Funds, Inc.	Legg Mason Partners Large Cap	Combination	n/a	n/a	3/2/07
(f/k/a Smith Barney Funds, Inc.)	Value Fund (f/k/a Smith Barney
	Large Cap Value Fund)	(acquired by Legg
Mason Partners
Investors Value
Fund)
	Legg Mason Partners U.S.	Combination	n/a	n/a	2/2/07
Government Securities Fund (f/k/a
	Smith Barney U.S. Government	(acquired by Legg
	Securities Fund)	Mason Partners
Government
Securities Fund)
	Legg Mason Partners Short-Term	Restructuring	Legg Mason Partners Income	Legg Mason Partners Short-	4/13/07
	Investment Grade Bond Fund		Trust	Term Investment Grade Bond
	(f/k/a Smith Barney Short-Term			Fund
Investment Grade Bond Fund)
Legg Mason Partners Income	Legg Mason Partners Convertible	Restructuring	Legg Mason Partners Equity	Legg Mason Partners	4/13/07
Funds (f/k/a Smith Barney	Fund (f/k/a SB Convertible Fund)		Trust	Convertible Fund
Income Funds)
	Legg Mason Partners Diversified	Restructuring	Legg Mason Partners Income	Legg Mason Partners	4/13/07
	Strategic Income Fund (f/k/a		Trust	Diversified Strategic Income
	Smith Barney Diversified			Fund
Strategic Income Fund)

Restructuring,
		Fund			Closing Date or
		Combination			Termination
		or Other			Date
Cessation of
Existing Fund	Existing Portfolio	Operations	Successor Fund	Successor Portfolio	(as applicable)
	Legg Mason Partners Exchange	Combination	n/a	n/a	3/16/07
Reserve Fund (f/k/a Smith Barney
	Exchange Reserve Fund)	(acquired by
Smith Barney
Money Funds—
Cash Portfolio)
	Legg Mason Partners High	Restructuring	Legg Mason Partners Income	Legg Mason Partners High	4/13/07
	Income Fund (f/k/a Smith Barney		Trust	Income Fund
High Income Fund)
	Legg Mason Partners Municipal	Restructuring	Legg Mason Partners Income	Legg Mason Partners	4/13/07
	High Income Fund (f/k/a Smith		Trust	Municipal High Income Fund
Barney Municipal High Income
Fund)
	Legg Mason Partners Capital and	Restructuring	Legg Mason Partners Equity	Legg Mason Partners Capital	4/13/07
	Income Fund (f/k/a SB Capital		Trust	and Income Fund
and Income Fund)
	Legg Mason Partners Core Bond	Restructuring	Legg Mason Partners Income	Legg Mason Partners Core	4/13/07
	Fund (f/k/a Smith Barney Total		Trust	Bond Fund
Return Bond Fund)
Smith Barney Institutional Cash	Cash Portfolio	Restructuring	Legg Mason Partners	Western Asset Institutional	4/13/07
Management Fund Inc.			Institutional Trust	Money Market Fund
	Government Portfolio	Restructuring	Legg Mason Partners	Western Asset Institutional	4/13/07
			Institutional Trust	Government Money Market
Fund
	Municipal Portfolio	Restructuring	Legg Mason Partners	Western Asset Institutional	4/13/07
			Institutional Trust	Municipal Money Market Fund
Legg Mason Partners Investment	Legg Mason Partners Investment	Restructuring	Legg Mason Partners Income	Legg Mason Partners	4/13/07
Funds, Inc. (f/k/a Smith Barney	Grade Bond Fund (f/k/a Smith		Trust	Investment Grade Bond Fund
Investment Funds Inc.)	Barney Investment Grade Bond
Fund)

Restructuring,
		Fund			Closing Date or
		Combination			Termination
		or Other			Date
Cessation of
Existing Fund	Existing Portfolio	Operations	Successor Fund	Successor Portfolio	(as applicable)
	Legg Mason Partners Multiple	Combination	n/a	n/a	2/2/07
Discipline Funds Large Cap
	Growth and Value (f/k/a Smith	(acquired by Legg
	Barney Multiple Discipline	Mason Partners
	Funds—Large Cap Growth and	Multiple
	Value Fund)	Discipline Funds
All Cap Growth
and Value)
	Legg Mason Partners Multiple	Restructuring	Legg Mason Partners Equity	Legg Mason Partners All Cap	4/13/07
	Discipline Funds All Cap Growth		Trust	Fund
and Value (f/k/a Smith Barney
Multiple Discipline Funds—All
Cap Growth and Value Fund)
	Legg Mason Partners Multiple	Combination	n/a	n/a	2/2/07
Discipline Funds Global All Cap
	Growth and Value (f/k/a Smith	(acquired by Legg
	Barney Multiple Discipline	Mason Partners
	Funds—Global All Cap Growth	Multiple
	and Value Fund)	Discipline Funds
All Cap Growth
and Value)
	Legg Mason Partners Multiple	Combination	n/a	n/a	2/2/07
Discipline Funds All Cap and
	International (f/k/a Smith Barney	(acquired by Legg
	Multiple Discipline Funds—All	Mason Partners
	Cap and International Fund)	Multiple
Discipline Funds
All Cap Growth
and Value)

Restructuring,
		Fund			Closing Date or
		Combination			Termination
		or Other			Date
Cessation of
Existing Fund	Existing Portfolio	Operations	Successor Fund	Successor Portfolio	(as applicable)
	Legg Mason Partners Government	Restructuring	Legg Mason Partners Income	Legg Mason Partners	4/13/07
	Securities Fund (f/k/a Smith		Trust	Government Securities Fund
Barney Government Securities
Fund)
	Legg Mason Partners Small Cap	Combination	n/a	n/a	3/2/07
Growth Fund (f/k/a Smith Barney
	Small Cap Growth Fund)	(acquired by Legg
Mason Partners
Small Cap Growth
Fund)
	Legg Mason Partners Small Cap	Restructuring	Legg Mason Partners	Legg Mason Partners Small	4/13/07
	Value Fund (f/k/a Smith Barney		Equity Trust	Cap Value Fund
Small Cap Value Fund)
Legg Mason Partners Investment	Legg Mason Partners Dividend	Restructuring	Legg Mason Partners	Legg Mason Partners Dividend	4/13/07
Series (f/k/a Smith Barney	Strategy Fund (f/k/a Smith Barney		Equity Trust	Strategy Fund
Investment Series)	Dividend Strategy Fund)
	Legg Mason Partners Growth and	Combination	n/a	n/a	2/2/07
Income Fund (f/k/a SB Growth
	and Income Fund)	(acquired by Legg
Mason Partners
Multiple
Discipline Funds
All Cap Growth
and Value)
	Legg Mason Partners Premier	Combination	n/a	n/a	4/27/07
Selections All Cap Growth
	Portfolio (f/k/a Smith Barney	(acquired by Legg
	Premier Selections All Cap	Mason Partners
	Growth Portfolio)	Variable
Aggressive
Growth Portfolio)

Restructuring,
		Fund			Closing Date or
		Combination			Termination
		or Other			Date
Cessation of
Existing Fund	Existing Portfolio	Operations	Successor Fund	Successor Portfolio	(as applicable)
	Legg Mason Partners Variable	Combination	n/a	n/a	4/27/07
Growth and Income Portfolio
	(f/k/a Smith Barney Growth and	(acquired by Legg
	Income Portfolio)	Mason Partners
Variable
Appreciation
Portfolio)
	Legg Mason Partners Variable	Restructuring	Legg Mason Partners Variable	Legg Mason Partners Variable	4/27/07
	Government Portfolio (f/k/a SB		Income Trust	Government Portfolio
Government Portfolio)
	Legg Mason Partners Variable	Restructuring	Legg Mason Partners Variable	Legg Mason Partners Variable	4/27/07
	Dividend Strategy Portfolio (f/k/a		Equity Trust	Dividend Strategy Portfolio
Smith Barney Dividend Strategy
Portfolio)
Legg Mason Partners Investment	Legg Mason Partners Intermediate	Restructuring	Legg Mason Partners Income	Legg Mason Partners	4/13/07
Trust (f/k/a Smith Barney	Maturity California Municipals		Trust	Intermediate Maturity
Investment Trust)	Fund (f/k/a Smith Barney			California Municipals Fund
Intermediate Maturity California
Municipals Fund)
	Legg Mason Partners Intermediate	Restructuring	Legg Mason Partners Income	Legg Mason Partners	4/13/07
	Maturity New York Municipals		Trust	Intermediate Maturity New
	Fund (f/k/a Smith Barney			York Municipals Fund
Intermediate Maturity New York
Municipals Fund)
	Legg Mason Partners Large Cap	Restructuring	Legg Mason Partners Equity	Legg Mason Partners Large	4/13/07
	Growth Fund (f/k/a Smith Barney		Trust	Cap Growth Fund
Large Capitalization Growth
Fund)
	Legg Mason Partners S&P 500	Restructuring	Legg Mason Partners Equity	Legg Mason Partners S&P 500	4/13/07
	Index Fund (f/k/a Smith Barney		Trust	Index Fund
S&P 500 Index Fund)

Restructuring,
		Fund			Closing Date or
		Combination			Termination
		or Other			Date
Cessation of
Existing Fund	Existing Portfolio	Operations	Successor Fund	Successor Portfolio	(as applicable)
	Legg Mason Partners Mid Cap	Restructuring	Legg Mason Partners Equity	Legg Mason Partners Mid Cap	4/13/07
	Core Fund (f/k/a Smith Barney		Trust	Core Fund
Mid Cap Core Fund)
	Legg Mason Partners Classic	Restructuring	Legg Mason Partners Equity	Legg Mason Partners Classic	4/13/07
	Values Fund (f/k/a Smith Barney		Trust	Values Fund
Classic Values Fund)
Legg Mason Partners Core Plus	n/a	Restructuring	Legg Mason Partners Income	Legg Mason Partners Core Plus	4/13/07
Bond Fund, Inc. (f/k/a Smith			Trust	Bond Fund
Barney Core Plus Bond Fund
Inc.)
Legg Mason Partners Managed	n/a	Restructuring	Legg Mason Partners Income	Legg Mason Partners Managed	4/13/07
Municipals Fund, Inc. (f/k/a			Trust	Municipals Fund
Smith Barney Managed
Municipals Fund Inc.)
Legg Mason Partners	n/a	Restructuring	Legg Mason Partners Income	Legg Mason Partners	4/13/07
Massachusetts Municipals Fund			Trust	Massachusetts Municipals
(f/k/a Smith Barney				Fund
Massachusetts Municipals Fund)
Smith Barney Money Funds, Inc.	Cash Portfolio	Restructuring	Legg Mason Partners Money	Western Asset Money Market	4/13/07
			Market Trust	Fund
	Government Portfolio	Restructuring	Legg Mason Partners Money	Western Asset Government	4/13/07
			Market Trust	Money Market Fund
Legg Mason Partners Variable	Legg Mason Partners Variable	Restructuring	Legg Mason Partners Variable	Legg Mason Partners Variable	4/27/07
Portfolios IV (f/k/a Smith Barney	Multiple Discipline Portfolio—All		Equity Trust	Multiple Discipline Portfolio—
Multiple Discipline Trust)	Cap Growth and Value (f/k/a			All Cap Growth and Value
Multiple Discipline Portfolio)
	Legg Mason Partners Variable	Restructuring	Legg Mason Partners Variable	Legg Mason Partners Variable	4/27/07
	Multiple Discipline Portfolio—		Equity Trust	Multiple Discipline Portfolio—
	Large Cap Growth and Value			Large Cap Growth and Value
(f/k/a Multiple Discipline
Portfolio)

Restructuring,
		Fund			Closing Date or
		Combination			Termination
		or Other			Date
Cessation of
Existing Fund	Existing Portfolio	Operations	Successor Fund	Successor Portfolio	(as applicable)
	Legg Mason Partners Variable	Restructuring	Legg Mason Partners Variable	Legg Mason Partners Variable	4/27/07
	Multiple Discipline Portfolio—		Equity Trust	Multiple Discipline Portfolio—
	Global All Cap Growth and Value			Global All Cap Growth and
	(f/k/a Multiple Discipline			Value
Portfolio)
	Legg Mason Partners Variable	Restructuring	Legg Mason Partners Variable	Legg Mason Partners Variable	4/27/07
	Multiple Discipline Portfolio—		Equity Trust	Capital and Income Portfolio
Balanced All Cap Growth and
Value (f/k/a Multiple Discipline
Portfolio)
Smith Barney Municipal Money	n/a	Restructuring	Legg Mason Partners Money	Western Asset Municipal	4/13/07
Market Fund, Inc.			Market Trust	Money Market Fund
Legg Mason Partners Municipal	California Money Market	Restructuring	Legg Mason Partners Money	Western Asset California	4/13/07
Funds (f/k/a Smith Barney Muni	Portfolio		Market Trust	Municipal Money Market Fund
Funds)
	Legg Mason Partners Florida	Combination	n/a	n/a	2/2/07
Municipals Fund (f/k/a Florida
	Portfolio)	(acquired by Legg
Mason Partners
Managed
Municipals Fund)
	Legg Mason Partners Georgia	Combination	n/a	n/a	2/2/07
Municipals Fund (f/k/a Georgia
	Portfolio)	(acquired by Legg
Mason Partners
Managed
Municipals Fund)
	Legg Mason Partners	Restructuring	Legg Mason Partners Income	Legg Mason Partners	4/13/07
	Intermediate-Term Municipals		Trust	Intermediate-Term Municipals
	Fund (f/k/a Limited Term			Fund
Portfolio)

Restructuring,
		Fund			Closing Date or
		Combination			Termination
		or Other			Date
Cessation of
Existing Fund	Existing Portfolio	Operations	Successor Fund	Successor Portfolio	(as applicable)
	Legg Mason Partners National	Combination	n/a	n/a	2/2/07
Municipals Fund (f/k/a National
	Portfolio)	(acquired by Legg
Mason Partners
Managed
Municipals Fund)
	Massachusetts Money Market	Restructuring	Legg Mason Partners Money	Western Asset Massachusetts	4/13/07
	Portfolio		Market Trust	Municipal Money Market Fund
	New York Money Market	Restructuring	Legg Mason Partners Money	Western Asset New York	4/13/07
	Portfolio		Market Trust	Municipal Money Market Fund
	Legg Mason Partners New York	Restructuring	Legg Mason Partners Income	Legg Mason Partners New	4/13/07
	Municipals Fund (f/k/a New York		Trust	York Municipals Fund
Portfolio)
	Legg Mason Partners	Restructuring	Legg Mason Partners Income	Legg Mason Partners	4/13/07
	Pennsylvania Municipals Fund		Trust	Pennsylvania Municipals Fund
(f/k/a Pennsylvania Portfolio)
Legg Mason Partners New	n/a	Restructuring	Legg Mason Partners Income	Legg Mason Partners New	4/13/07
Jersey Municipals Fund, Inc.			Trust	Jersey Municipals Fund
(f/k/a Smith Barney New Jersey
Municipals Fund Inc.)
Legg Mason Partners Oregon	n/a	Restructuring	Legg Mason Partners Income	Legg Mason Partners Oregon	4/13/07
Municipals Fund (f/k/a Smith			Trust	Municipals Fund
Barney Oregon Municipals
Fund)
Legg Mason Partners Sector	Legg Mason Partners Financial	Restructuring	Legg Mason Partners Equity	Legg Mason Partners Financial	4/13/07
Series, Inc. (f/k/a Smith Barney	Services Fund (f/k/a Smith Barney		Trust	Services Fund
Sector Series Inc.)	Financial Services Fund)

Restructuring,
		Fund			Closing Date or
		Combination			Termination
		or Other			Date
Cessation of
Existing Fund	Existing Portfolio	Operations	Successor Fund	Successor Portfolio	(as applicable)
	Legg Mason Partners Technology	Combination	n/a	n/a	2/2/07
Fund (f/k/a Smith Barney
	Technology Fund)	(acquired by Legg
Mason Partners
Large Cap Growth
Fund)
Legg Mason Partners Small Cap	n/a	Restructuring	Legg Mason Partners Equity	Legg Mason Partners Small	4/13/07
Core Fund, Inc. (f/k/a Smith			Trust	Cap Core Fund
Barney Small Cap Core Fund,
Inc.)
Legg Mason Partners World	Legg Mason Partners Inflation	Restructuring	Legg Mason Partners Income	Legg Mason Partners Inflation	4/13/07
Funds, Inc. (f/k/a Smith Barney	Management Fund (f/k/a Smith		Trust	Management Fund
World Funds)	Barney Inflation Management
Fund)
	Legg Mason Partners International	Restructuring	Legg Mason Partners Equity	Legg Mason Partners	4/13/07
	All Cap Opportunity Fund (f/k/a		Trust	International All Cap
	International All Cap Growth			Opportunity Fund
Portfolio)
Legg Mason Partners Variable	Legg Mason Partners Variable	Restructuring	Legg Mason Partners Variable	Legg Mason Partners Variable	4/27/07
Portfolios II (f/k/a Greenwich	Appreciation Portfolio (f/k/a		Equity Trust	Appreciation Portfolio
Street Series Fund)	Appreciation Portfolio)
	Legg Mason Partners Variable	Combination	n/a	n/a	4/27/07
Capital and Income Portfolio
	(f/k/a Capital and Income	(acquired by Legg
	Portfolio)	Mason Partners
Variable Multiple
Discipline
Portfolio—
Balanced All Cap
Growth and
Value)

Restructuring,
		Fund			Closing Date or
		Combination			Termination
		or Other			Date
Cessation of
Existing Fund	Existing Portfolio	Operations	Successor Fund	Successor Portfolio	(as applicable)
	Legg Mason Partners Variable	Restructuring	Legg Mason Partners Variable	Legg Mason Partners Variable	4/27/07
	Diversified Strategic Income		Income Trust	Diversified Strategic Income
	Portfolio (f/k/a Diversified			Portfolio
Strategic Income Portfolio)
	Legg Mason Partners Variable	Combination	n/a	n/a	4/27/07
Aggressive Growth Portfolio
	(f/k/a Salomon Brothers Variable	(acquired by Legg
	Aggressive Growth Fund)	Mason Partners
Variable
Aggressive
Growth Portfolio)
	Legg Mason Partners Variable	Restructuring	Legg Mason Partners Variable	Legg Mason Partners Variable	4/27/07
	Equity Index Portfolio (f/k/a		Equity Trust	Equity Index Portfolio
Equity Index Portfolio)
	Legg Mason Partners Variable	Combination	n/a	n/a	4/27/07
Growth and Income Portfolio
	(f/k/a Salomon Brothers Variable	(acquired by Legg
	Growth & Income Fund)	Mason Partners
Variable
Appreciation
Portfolio)
	Legg Mason Partners Variable	Restructuring	Legg Mason Partners Variable	Legg Mason Partners Variable	4/27/07
	Fundamental Value Portfolio		Equity Trust	Fundamental Value Portfolio
(f/k/a Fundamental Value
Portfolio)
Legg Mason Partners Variable	Legg Mason Partners Variable	Restructuring	Legg Mason Partners Variable	Legg Mason Partners Variable	4/27/07
Portfolios III, Inc. (f/k/a	Aggressive Growth Portfolio		Equity Trust	Aggressive Growth Portfolio
Travelers Series Fund Inc. )	(f/k/a Smith Barney Aggressive
Growth Portfolio)

Restructuring,
		Fund			Closing Date or
		Combination			Termination
		or Other			Date
Cessation of
Existing Fund	Existing Portfolio	Operations	Successor Fund	Successor Portfolio	(as applicable)
	Legg Mason Partners Variable	Restructuring	Legg Mason Partners Variable	Legg Mason Partners Variable	4/27/07
	High Income Portfolio (f/k/a Smith		Income Trust	High Income Portfolio
Barney High Income Portfolio)
	Legg Mason Partners Variable	Restructuring	Legg Mason Partners Variable	Legg Mason Partners Variable	4/27/07
	International All Cap Growth		Equity Trust	International All Cap
	Portfolio (f/k/a Smith Barney			Opportunity Portfolio
International All Cap Growth
Portfolio)
	Legg Mason Partners Variable	Restructuring	Legg Mason Partners Variable	Legg Mason Partners Variable	4/27/07
	Large Cap Growth Portfolio (f/k/a		Equity Trust	Large Cap Growth Portfolio
Smith Barney Large
Capitalization Growth Portfolio)
	Legg Mason Partners Variable	Combination	n/a	n/a	4/27/07
Large Cap Value Portfolio (f/k/a
	Smith Barney Large Cap Value	(acquired by Legg
	Portfolio)	Mason Partners
Variable Investors
Portfolio)
	Legg Mason Partners Variable	Restructuring	Legg Mason Partners Variable	Legg Mason Partners Variable	4/27/07
	Mid Cap Core Portfolio (f/k/a		Equity Trust	Mid Cap Core Portfolio
Smith Barney Mid Cap Core
Portfolio)
	Legg Mason Partners Variable	Restructuring	Legg Mason Partners Variable	Legg Mason Partners Variable	4/27/07
	Money Market Portfolio (f/k/a		Income Trust	Money Market Portfolio
Smith Barney Money Market
Portfolio)
	Legg Mason Partners Variable	Restructuring	Legg Mason Partners Variable	Legg Mason Partners Variable	4/27/07
	Social Awareness Stock Portfolio		Equity Trust	Social Awareness Portfolio
(f/k/a Social Awareness Stock
Portfolio)

Restructuring,
		Fund			Closing Date or
		Combination			Termination
		or Other			Date
Cessation of
Existing Fund	Existing Portfolio	Operations	Successor Fund	Successor Portfolio	(as applicable)
	Legg Mason Partners Variable	Restructuring	Legg Mason Partners Variable	Legg Mason Partners Variable	4/27/07
	Adjustable Rate Income Portfolio		Income Trust	Adjustable Rate Income
	(f/k/a SB Adjustable Rate Income			Portfolio
Portfolio)
Legg Mason Partners Equity	n/a	Restructuring	Legg Mason Partners Equity	Legg Mason Partners Equity	4/13/07
Fund, Inc. (f/k/a The Salomon			Trust	Fund
Brothers Fund Inc)
Legg Mason Partners Investors	n/a	Restructuring	Legg Mason Partners Equity	Legg Mason Partners Investors	4/13/07
Value Fund, Inc. (f/k/a Salomon			Trust	Value Fund
Brothers Investors Value Fund
Inc)
Legg Mason Partners Capital	n/a	Restructuring	Legg Mason Partners Equity	Legg Mason Partners Capital	4/13/07
Fund, Inc. (f/k/a Salomon			Trust	Fund
Brothers Capital Fund Inc)
Legg Mason Partners Series	Legg Mason Partners Balanced	Combination	n/a	n/a	3/16/07
Funds, Inc. (f/k/a Salomon	Fund (f/k/a Salomon Brothers
Brothers Series Funds Inc.)	Balanced Fund)	(acquired by Legg
Mason Partners
Capital and
Income Fund)
	Legg Mason Partners Global High	Restructuring	Legg Mason Partners Income	Legg Mason Partners Global	4/13/07
	Yield Bond Fund (f/k/a Salomon		Trust	High Yield Bond Fund
Brothers High Yield Bond Fund)

Restructuring,
		Fund			Closing Date or
		Combination			Termination
		or Other			Date
Cessation of
Existing Fund	Existing Portfolio	Operations	Successor Fund	Successor Portfolio	(as applicable)
	Legg Mason Partners New	Combination	n/a	n/a	3/2/07
York Municipal Money Market
	Fund (f/k/a Salomon Brothers	(acquired by
	NY Municipal Money Mkt	Legg Mason
	Fund)	Partners
Municipal
Funds - New
York Money
Market
Portfolio)
	Legg Mason Partners Small Cap	Restructuring	Legg Mason Partners Equity	Legg Mason Partners Small	4/13/07
	Growth Fund I (f/k/a Salomon		Trust	Cap Growth Fund
Brothers Small Cap Growth Fund)
	Legg Mason Partners Strategic	Combination	n/a	n/a	3/2/07
Bond Fund (f/k/a Salomon
	Brothers Strategic Bond Fund)	(acquired by Legg
Mason Partners
Diversified
Strategic Income
Fund)
	Legg Mason Partners	Restructuring	Legg Mason Partners Income	Legg Mason Partners	4/13/07
	Short/Intermediate U.S.		Trust	Short/Intermediate U.S.
	Government Fund (f/k/a Salomon			Government Fund
Brothers Short/Intermediate US
Government Fund)
Western Asset Funds II, Inc.	Western Asset Global High Yield	Restructuring	Legg Mason Partners Income	Western Asset Global High	4/13/07
(f/k/a Salomon Brothers	Bond Portfolio (f/k/a Salomon		Trust	Yield Bond Portfolio
Institutional Series Funds Inc.)	Brothers Institutional High Yield
Bond Fund)

Restructuring,
		Fund			Closing Date or
		Combination			Termination
		or Other			Date
Cessation of
Existing Fund	Existing Portfolio	Operations	Successor Fund	Successor Portfolio	(as applicable)
	Western Asset Emerging Market	Restructuring	Legg Mason Partners Income	Western Asset Emerging	4/13/07
	Debt Portfolio (f/k/a Salomon		Trust	Markets Debt Portfolio
Brothers Institutional Emerging
Markets Debt Fund)
Legg Mason Partners Variable	Legg Mason Partners Variable All	Combination	n/a	n/a	4/27/07
Portfolios I, Inc. (f/k/a Salomon	Cap Portfolio (f/k/a Salomon
Brothers Variable Series Funds	Brothers Variable All Cap Fund)	(acquired by Legg
Inc.)		Mason Partners
Variable
Fundamental
Value Portfolio)
	Legg Mason Partners Variable	Restructuring	Legg Mason Partners Variable	Legg Mason Partners Variable	4/27/07
	Global High Yield Bond Portfolio		Income Trust	Global High Yield Bond
	(f/k/a Salomon Brothers Variable			Portfolio
High Yield Bond Fund)
	Legg Mason Partners Variable	Restructuring	Legg Mason Partners Variable	Legg Mason Partners Variable	4/27/07
	Investors Portfolio (f/k/a Salomon		Equity Trust	Investors Portfolio
Brothers Variable Investors Fund)
	Legg Mason Partners Variable	Combination	n/a	n/a	4/27/07
Large Cap Growth Portfolio (f/k/a
	Salomon Brothers Variable Large	(acquired by Legg
	Cap Growth Fund)	Mason Partners
Variable Large
Cap Growth
Portfolio)
	Legg Mason Partners Variable	Restructuring	Legg Mason Partners Variable	Legg Mason Partners Variable	4/27/07
	Small Cap Growth Portfolio (f/k/a		Equity Trust	Small Cap Growth Portfolio
Salomon Brothers Variable Small
Cap Growth Fund)

Restructuring,
		Fund			Closing Date or
		Combination			Termination
		or Other			Date
Cessation of
Existing Fund	Existing Portfolio	Operations	Successor Fund	Successor Portfolio	(as applicable)
	Legg Mason Partners Variable	Restructuring	Legg Mason Partners Variable	Legg Mason Partners Variable	4/27/07
	Strategic Bond Portfolio (f/k/a		Income Trust	Strategic Bond Portfolio
Salomon Brothers Variable
Strategic Bond Fund)
	Legg Mason Partners Variable	Combination	n/a	n/a	4/27/07
Total Return Portfolio (f/k/a
	Salomon Brothers Variable Total	(acquired by Legg
	Return Fund)	Mason Partners
Variable Multiple
Discipline
Portfolio—
Balanced All Cap
Growth and
Value)
Liquid Reserves Portfolio	n/a	Restructuring	Master Portfolio Trust	Liquid Reserves Portfolio	4/13/07
Tax Free Reserves Portfolio	n/a	Restructuring	Master Portfolio Trust	Tax Free Reserves Portfolio	4/13/07
U.S. Treasury Reserves Portfolio	n/a	Restructuring	Master Portfolio Trust	U.S. Treasury Reserves	4/13/07
Portfolio
CitiFunds Trust I	Legg Mason Partners Emerging	Restructuring	Legg Mason Partners Equity	Legg Mason Partners	4/13/07
	Markets Equity Fund (f/k/a Smith		Trust	Emerging Markets Equity
	Barney Emerging Markets Equity			Fund
Fund)
Legg Mason Partners Trust II	Legg Mason Partners Capital	Not Restructuring	n/a	n/a	n/a
(f/k/a Smith Barney Trust II)	Preservation Fund (f/k/a Smith
Barney Capital Preservation
Fund)
	Legg Mason Partners Capital	Not Restructuring n/a		n/a	n/a
Preservation Fund II (f/k/a Smith
Barney Capital Preservation Fund
II)

Restructuring,
		Fund			Closing Date or
		Combination			Termination
		or Other			Date
Cessation of
Existing Fund	Existing Portfolio	Operations	Successor Fund	Successor Portfolio	(as applicable)
	Legg Mason Partners Diversified	Restructuring	Legg Mason Partners Equity	Legg Mason Partners	4/13/07
	Large Cap Growth Fund (f/k/a		Trust	Diversified Large Cap Growth
	Smith Barney Diversified Large			Fund
Cap Growth Fund)
	Legg Mason Partners Global	Restructuring	Legg Mason Partners Equity	Legg Mason Partners Global	4/13/07
	Equity Fund (f/k/a Smith Barney		Trust	Equity Fund
International Large Cap Fund)
	Legg Mason Partners Small Cap	Combination	n/a	n/a	3/2/07
Growth Opportunities Fund (f/k/a
	Smith Barney Small Cap Growth	(acquired by Legg
	Opportunities Fund)	Mason Partners
Small Cap Growth
Fund)
	Legg Mason Partners Short	Restructuring	Legg Mason Partners Income	Legg Mason Partners Short	4/13/07
	Duration Municipal Income Fund		Trust	Duration Municipal Income
	(f/k/a Smith Barney Short			Fund
Duration Municipal Income Fund)
CitiFunds Trust III	Citi Cash Reserves	Restructuring	Legg Mason Partners Money	Citi Cash Reserves	4/13/07
Market Trust
	Citi U.S. Treasury Reserves	Restructuring	Legg Mason Partners Money	Citi U.S. Treasury Reserves	4/13/07
Market Trust
	Citi California Tax Free Reserves	Restructuring	Legg Mason Partners Money	Citi California Tax Free	4/13/07
			Market Trust	Reserves
	Citi Connecticut Tax Free	Restructuring	Legg Mason Partners Money	Citi Connecticut Tax Free	4/13/07
	Reserves		Market Trust	Reserves
	Citi New York Tax Free Reserves	Restructuring	Legg Mason Partners Money	Citi New York Tax Free	4/13/07
			Market Trust	Reserves
	Citi Tax Free Reserves	Restructuring	Legg Mason Partners Money	Citi Tax Free Reserves	4/13/07
Market Trust

Restructuring,
		Fund			Closing Date or
		Combination			Termination
		or Other			Date
Cessation of
Existing Fund	Existing Portfolio	Operations	Successor Fund	Successor Portfolio	(as applicable)
CitiFunds Institutional Trust	Citi Institutional Liquid Reserves	Restructuring	Legg Mason Partners	Citi Institutional Liquid	4/13/07
			Institutional Trust	Reserves
	Citi Institutional Cash Reserves	Restructuring	Legg Mason Partners	Citi Institutional Cash Reserves	4/13/07
Institutional Trust
	Citi Institutional U.S. Treasury	Restructuring	Legg Mason Partners	Citi Institutional U.S. Treasury	4/13/07
	Reserves		Institutional Trust	Reserves
	Citi Institutional Tax Free	Restructuring	Legg Mason Partners	Citi Institutional Tax Free	4/13/07
	Reserves		Institutional Trust	Reserves
	Citi Institutional Enhanced	Restructuring	Legg Mason Partners	Citi Institutional Enhanced	4/13/07
	Income Fund		Institutional Trust	Income Fund
	SMASh Series M Fund	Restructuring	Legg Mason Partners	SMASh Series M Fund	4/13/07
Institutional Trust
	SMASh Series C Fund	Restructuring	Legg Mason Partners	SMASh Series C Fund	4/13/07
Institutional Trust
	SMASh Series EC Fund	Restructuring	Legg Mason Partners	SMASh Series EC Fund	4/13/07
Institutional Trust

CitiFunds Premium Trust	Citi Premium Liquid Reserves	Restructuring	Legg Mason Partners Premium	Citi Premium Liquid Reserves	4/13/07
Money Market Trust
	Citi Premium U.S. Treasury	Restructuring	Legg Mason Partners Premium	Citi Premium U.S. Treasury	4/13/07
	Reserves		Money Market Trust	Reserves
Legg Mason Partners Funds	Legg Mason Partners National	Combination	n/a	n/a	3/2/07
Trust (f/k/a Salomon Funds	Tax Free Bond Fund (f/k/a
Trust)	Salomon Brothers National Tax	(acquired by Legg
	Free Bond Fund)	Mason Partners
Managed
Municipals Fund)

Restructuring,
		Fund			Closing Date or
		Combination			Termination
		or Other			Date
Cessation of
Existing Fund	Existing Portfolio	Operations	Successor Fund	Successor Portfolio	(as applicable)
	Legg Mason Partners California	Combination	n/a	n/a	3/2/07
Tax Free Bond Fund (f/k/a
	Salomon Brothers California Tax	(acquired by Legg
	Free Bond Fund)	Mason Partners
California
Municipals Fund)
	Legg Mason Partners New York	Combination	n/a	n/a	3/2/07
Tax Free Bond Fund (f/k/a
	Salomon Brothers New York Tax	(acquired by Legg
	Free Bond Fund)	Mason Partners
New York
Municipals Fund)
Institutional Portfolio	Institutional Enhanced Portfolio	Restructuring	Master Portfolio Trust	Institutional Enhanced	4/13/07
Portfolio
	Prime Cash Reserves Portfolio	Restructuring	Master Portfolio Trust	Prime Cash Reserves Portfolio	4/13/07
	SMASh Series M Portfolio	Restructuring	Master Portfolio Trust	SMASh Series M Portfolio	4/13/07
	SMASh Series C Portfolio	Restructuring	Master Portfolio Trust	SMASh Series C Portfolio	4/13/07
	SMASh Series EC Portfolio	Restructuring	Master Portfolio Trust	SMASh Series EC Portfolio	4/13/07

Legg Mason Partners Variable	Legg Mason Partners Variable	Combination	n/a	n/a	4/27/07
Portfolios V (f/k/a Variable	Small Cap Growth Opportunities
Annuity Portfolios)	Portfolio (f/k/a Smith Barney	(acquired by Legg
	Small Cap Growth Opportunities	Mason Partners
	Portfolio)	Variable Small
Cap Growth
Portfolio)

Exhibit A

Legg Mason Partners Equity Trust
          Legg Mason Partners Aggressive Growth Fund
          Legg Mason Partners All Cap Fund
          Legg Mason Partners Appreciation Fund
          Legg Mason Partners Capital and Income Fund
          Legg Mason Partners Capital Fund
          Legg Mason Partners Classic Values Fund
          Legg Mason Partners Convertible Fund
          Legg Mason Partners Diversified Large Cap Growth Fund
          Legg Mason Partners Dividend Strategy Fund
          Legg Mason Partners Emerging Markets Equity Fund
          Legg Mason Partners Equity Fund
          Legg Mason Partners Financial Services Fund
          Legg Mason Partners Fundamental Value Fund
          Legg Mason Partners Global Equity Fund
          Legg Mason Partners International All Cap Opportunity Fund
          Legg Mason Partners Investors Value Fund
          Legg Mason Partners Large Cap Growth Fund
          Legg Mason Partners Lifestyle Allocation 100%
          Legg Mason Partners Lifestyle Allocation 85%
          Legg Mason Partners Lifestyle Allocation 70%
          Legg Mason Partners Lifestyle Allocation 50%
          Legg Mason Partners Lifestyle Allocation 30%
          Legg Mason Partners Lifestyle Income Fund
          Legg Mason Partners Mid Cap Core Fund
          Legg Mason Partners S&P 500 Index Fund
          Legg Mason Partners Small Cap Core Fund
          Legg Mason Partners Small Cap Growth Fund
          Legg Mason Partners Small Cap Value Fund
          Legg Mason Partners Social Awareness Fund

Legg Mason Partners Income Trust
          Legg Mason Partners Adjustable Rate Income Fund
          Legg Mason Partners California Municipals Fund
          Legg Mason Partners Core Bond Fund
          Legg Mason Partners Core Plus Bond Fund
          Legg Mason Partners Diversified Strategic Income Fund
          Legg Mason Partners Global High Yield Bond Fund
          Legg Mason Partners Government Securities Fund
          Legg Mason Partners High Income Fund
          Legg Mason Partners Inflation Management Fund
          Legg Mason Partners Intermediate Maturity California Municipals Fund
          Legg Mason Partners Intermediate Maturity New York Municipals Fund
          Legg Mason Partners Intermediate-Term Municipals Fund
          Legg Mason Partners Investment Grade Bond Fund
          Legg Mason Partners Managed Municipals Fund
          Legg Mason Partners Massachusetts Municipals Fund
          Legg Mason Partners Municipal High Income Fund
          Legg Mason Partners New Jersey Municipals Fund
          Legg Mason Partners New York Municipals Fund

          Legg Mason Partners Oregon Municipals Fund
          Legg Mason Partners Pennsylvania Municipals Fund
          Legg Mason Partners Short Duration Municipal Income Fund
          Legg Mason Partners Short/Intermediate U.S. Government Fund
          Legg Mason Partners Short-Term Investment Grade Bond Fund
          Western Asset Emerging Markets Debt Portfolio
          Western Asset Global High Yield Bond Portfolio

Legg Mason Partners Variable Equity Trust
          Legg Mason Partners Variable Aggressive Growth Portfolio
          Legg Mason Partners Variable Appreciation Portfolio
          Legg Mason Partners Variable Capital and Income Portfolio
          Legg Mason Partners Variable Dividend Strategy Portfolio
          Legg Mason Partners Variable Equity Index Portfolio
          Legg Mason Partners Variable Fundamental Value Portfolio
          Legg Mason Partners Variable International All Cap Opportunity Portfolio
          Legg Mason Partners Variable Investors Portfolio
          Legg Mason Partners Variable Large Cap Growth Portfolio
          Legg Mason Partners Variable Lifestyle Allocation 50%
          Legg Mason Partners Variable Lifestyle Allocation 70%
          Legg Mason Partners Variable Lifestyle Allocation 85%
          Legg Mason Partners Variable Mid Cap Core Portfolio
          Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value
          Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value
          Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value
          Legg Mason Partners Variable Small Cap Growth Portfolio
          Legg Mason Partners Variable Social Awareness Portfolio

Legg Mason Partners Variable Income Trust
          Legg Mason Partners Variable Adjustable Rate Income Portfolio
          Legg Mason Partners Variable Diversified Strategic Income Portfolio
          Legg Mason Partners Variable Global High Yield Bond Portfolio
          Legg Mason Partners Variable Government Portfolio
          Legg Mason Partners Variable High Income Portfolio
          Legg Mason Partners Variable Money Market Portfolio
          Legg Mason Partners Variable Strategic Bond Portfolio

Legg Mason Partners Money Market Trust
          Citi California Tax Free Reserves
          Citi Cash Reserves
          Citi Connecticut Tax Free Reserves
          Citi New York Tax Free Reserves
          Citi Tax Free Reserves
          Citi U.S. Treasury Reserves
          Western Asset California Municipal Money Market Fund
          Western Asset Government Money Market Fund
          Western Asset Massachusetts Municipal Money Market Fund
          Western Asset Money Market Fund
          Western Asset Municipal Money Market Fund
          Western Asset New York Municipal Money Market Fund

Legg Mason Partners Institutional Trust
          Citi Institutional Cash Reserves
          Citi Institutional Enhanced Income Fund
          Citi Institutional Liquid Reserves
          Citi Institutional Tax Free Reserves
          Citi Institutional U.S. Treasury Reserves
          SMASh Series C Fund
          SMASh Series EC Fund
          SMASh Series M Fund
          Western Asset Institutional Government Money Market Fund
          Western Asset Institutional Money Market Fund
          Western Asset Institutional Municipal Money Market Fund

Legg Mason Partners Premium Money Market Trust
          Citi Premium Liquid Reserves
          Citi Premium U.S. Treasury Reserves

Master Portfolio Trust
          Liquid Reserves Portfolio
          U.S. Treasury Reserves Portfolio
          Tax Free Reserves Portfolio
          Prime Cash Reserves Portfolio
          Institutional Enhanced Portfolio
          SMASh Series M Portfolio
          SMASh Series C Portfolio
          SMASh Series EC Portfolio

Legg Mason Partners Trust II
          Legg Mason Partners Capital Preservation Fund
          Legg Mason Partners Capital Preservation Fund II

Western Asset Intermediate Muni Fund Inc.
Western Asset High Income Opportunity Fund Inc.
Western Asset Managed High Income Fund Inc.
Western Asset Managed Municipals Portfolio Inc.
Western Asset Municipal High Income Fund Inc.
LMP Real Estate Income Fund Inc.
LMP Corporate Loan Fund Inc.
Western Asset Zenix Income Fund Inc.
Barrett Opportunity Fund, Inc.

Western Asset Emerging Markets Debt Fund Inc.
Western Asset Emerging Markets Income Fund Inc.
Western Asset Emerging Markets Income Fund II Inc.
Western Asset Emerging Markets Floating Rate Fund Inc.
LMP Capital & Income Fund Inc.
Western Asset Global Partners Income Fund Inc.
Western Asset Global High Income Fund Inc.
Western Asset High Income Fund Inc.
Western Asset High Income Fund II Inc.
Western Asset Inflation Management Fund Inc.
Western Asset Worldwide Income Fund Inc.
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.
Western Asset Municipal Partners Fund Inc.
Western Asset Municipal Partners Fund II Inc.
Western Asset Variable Rate Strategic Fund Inc.